Exhibit 99.1

Ron Stern Appointed to the Board of Directors of Ondas Holdings to Support Expanded Growth Plan

Mr. Stern has over 20 years of experience in growth equity and venture capital, with leadership roles at OurCrowd and Shamrock Holdings

Mr. Stern has expertise in supporting emerging technology companies including via board service for multiple organizations

Mr. Stern was former Board Chairman of Ondas subsidiary Airobotics

BOSTON, MA / January 13, 2025 / Ondas Holdings Inc. (NASDAQ:ONDS) (“Ondas” or the “Company”), a leading provider of private industrial wireless networks and commercial drone and automated data solutions, announced today that Ron Stern has been appointed to the Board of Directors of Ondas. At Ondas, Mr. Stern is expected to take an active role in supporting the accelerated growth of the Company’s Ondas Autonomous Systems (OAS) business unit.

Mr. Stern is an accomplished executive and brings a wealth of financial and operating experience to Ondas through his work with emerging technology companies. He has over 20 years’ experience working in Growth Equity and Venture Capital investing. Mr. Stern is a General Partner and Head of Portfolio at OurCrowd, which is considered the most active venture funding firm in Israel, a position he has held since 2017. In his role at OurCrowd, he was responsible for increasing the value of OurCrowd’s 250+ active portfolio companies. This included nominating directors and observers to over 100 companies and leading or participating in over 400 rounds of financing, including over 40 exits and IPOs. During his tenure at OurCrowd, Mr. Stern was appointed to the board of directors of Airobotics Ltd. in November 2019 and later became Chairman of Airobotics Ltd. in January 2021. In this capacity, Mr. Stern led the initial public offering of Airobotics Ltd. on the Tel Aviv Stock Exchange, ultimately leading to the sale of Airobotics Ltd. to Ondas in January 2023. Mr. Stern was previously a partner with Shamrock Holdings where he built the Israeli investing team and facilitated multiple IPOs of Shamrock’s portfolio companies. He later served as a scout to several US marque venture capital firms and family offices. Mr. Stern currently serves as Chairman of Blue Green Water Technology.

“I am delighted to welcome Ron to Ondas’ board as we aim to accelerate growth and maximize our world-class dual-use technology platforms to seize the significant market opportunities ahead,” said Eric Brock, CEO of Ondas. “With over 20 years of proven success in supporting dynamic, high-growth companies like Ondas, Ron brings particular expertise in accretive funding and M&A strategies. His previous role as Chairman of our subsidiary, Airobotics, provides him with deep insights into the company, enabling him to make an immediate and substantial impact. I anticipate Ron will play a crucial role as we enhance our operational capabilities and pursue strategic initiatives.”

“I am excited to join Ondas and collaborate with Eric and the board to advance the company’s business initiatives,” said Mr. Stern. “Ondas has developed strategically significant technologies that serve essential security and infrastructure markets. I am eager to work alongside the board and management team to support our customers and deliver the innovative solutions we’ve created. As we do, I believe we will have an opportunity to drive value for customers, employees and investors by enhancing growth and operating scale via targeted, accretive acquisitions.”

About Ondas Holdings Inc.

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless data solutions via Ondas Networks Inc. (“Ondas Networks”) and commercial drone solutions through Ondas Autonomous Systems Inc. via its wholly owned subsidiaries American Robotics, Inc. (“American Robotics” or “AR”) and Airobotics LTD (“Airobotics”), which we operate as a separate business unit called Ondas Autonomous Systems.

Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging commercial and government markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications.

Ondas Autonomous Systems Inc. (OAS) specializes in designing, developing, and marketing autonomous drone solutions via its two advanced drone platforms: the Optimus System, the world’s first FAA-certified small UAS (sUAS) for aerial security and data capture, and the Iron Drone Raider, a counter-drone system designed to combat hostile drones. Both platforms are highly automated, AI-powered, and capable of continuous, remote operation for critical defense, infrastructure, industrial, and government applications. American Robotics and Airobotics have achieved industry-leading regulatory milestones, including the first-ever FAA Type Certification for the Optimus System and the first drone system approved by the FAA for automated beyond-visual-line-of-sight (BVLOS) operations without an on-site human operator.

Ondas Networks, American Robotics and Airobotics together provide users in defense, homeland security, public safety and other critical industrial and government security and infrastructure markets with improved connectivity, situational awareness and data collection and information processing capabilities.

Ondas Networks, American Robotics and Airobotics together provide users in defense, homeland security, public safety and other critical industrial and government security and infrastructure markets with improved connectivity, situational awareness and data collection and information processing capabilities.

For additional information on Ondas Holdings, visit www.ondas.com or follow Ondas Holdings on X formerly known as Twitter and LinkedIn. For additional information on Ondas Networks, visit www.ondasnetworks.com or follow Ondas Networks on X and LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on X and LinkedIn. For additional information on Airobotics, visit www.airoboticsdrones.com or follow Airobotics on X and LinkedIn. For additional information on Ondas Autonomous Systems, follow us on LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Holdings Inc.
888.350.9994
ir@ondas.com

Media Contact for Ondas

Escalate PR

ondas@escalatepr.com

Preston Grimes
Marketing Manager, Ondas Holdings Inc.
preston.grimes@ondas.com